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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 25, 2000
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                       (Date of Earliest Event Reported)


                      VIDEO NETWORK COMMUNICATIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


DELAWARE                         000-22235                        52-1707962
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(State of                      (Commission                  (I.R.S. Employer
Incorporation)                  File Number)             Identification Number)

50 INTERNATIONAL DRIVE, PORTSMOUTH, NEW HAMPSHIRE                   03801
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(Address of Principal Executive Offices)                         (Zip Code)



                                 (603) 334-6700
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              (Registrant's Telephone Number, Including Area Code)

                         OBJECTIVE COMMUNICATIONS, INC.
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        (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

Private Placement of 1,760,000 Units

      On August 25, 2000, Video Network Communications, Inc., a Delaware corporation (the "Company"), completed a private placement (the "Private Placement") of 1,760,000 Units (individually, a "Unit" and collectively, the "Units"), each Unit consisting of one share of common stock, par value $.01 per share, of the Company (the "Common Stock") and one redeemable common stock purchase warrant (individually, a "Warrant" and collectively, the "Warrants").

      The Warrants offered in the Private Placement entitle the holder to purchase one share of Common Stock for an initial exercise price of $4.00 during the period (the "Exercise Period") commencing one day following the six-month anniversary of the closing date of the Private Placement (the "Closing Date") and ending on June 15, 2004, subject to prior redemption. The Warrants are identical to the Company's outstanding warrants which are currently trading on the Nasdaq SmallCap market under the symbol "VNCIW," except that the Warrants may not be exercised until the date that is one day following the six-month anniversary of the Closing Date. The Company may redeem the Warrants at any time after one day following the six-month anniversary of the Closing Date so long as they are the subject of an effective registration statement filed with the Securities and Exchange Commission (the "SEC"), at a price of $.01 per Warrant on not less than 30 days' prior written notice if the last sale price of the Common Stock has been at least 200% of the then exercise price per Warrant (initially $8.00) for the 20 consecutive trading days ending on the third day prior to the date on which the notice is given.

      The Company offered the Units through EarlyBirdCapital, Inc. ("EBC"), as the exclusive placement agent, on a "best efforts, all or none" basis. The Units were offered and sold only to persons who qualified as "accredited investors," as defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act"). The price per unit was $1.50. The minimum subscription was 25,000 Units at a total subscription price of $37,500, although lesser amounts could have been accepted in the discretion of the Company and EBC.

      As compensation to EBC for its services as placement agent, the Company has agreed to pay EBC an 8% commission and a 2% non-accountable expense allowance. The Company has also issued to EBC an option (the "Placement Agent's Option") to purchase 264,000 Units at a price per Unit equal to the greater of
(i) $1.625 or (ii) $0.125 above the closing sales price of a share of Common Stock on the day prior to the Closing Date. The Company has also granted to EBC a 30-day right of first refusal to underwrite or place future offerings for which the Company engages the services of an investment banker for a period of three years after closing. In addition, the Company has agreed for a period of three years from the Closing Date to either appoint to its Board of Directors (the "Board") a person designated by EBC or to permit EBC to send a representative to observe each meeting of the Board. The Company will also pay "source fees" to EBC, for a period of 24 months, if EBC introduces potential investors to the Company and such investors make subsequent investments in the Company.

      The Company has agreed to file, within 45 days after the Closing Date, a registration statement (the "Registration Statement") under the Securities Act with the SEC, and to make appropriate filings in such states as EBC shall reasonably specify, registering (i) for resale (a) the Common Stock and Warrants included in the Units purchased in the Private Placement and (b) the Extra Warrants (as described below), (ii) the issuance and resale of the shares of Common Stock underlying the Warrants and the Extra Warrants and (iii) the issuance of (a) the Common Stock, Warrants and Extra Warrants, if
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any, underlying the Placement Agent's Option and (b) the shares of Common Stock underlying such Warrants and any Extra Warrants.

      The Company has also agreed to use its best efforts to have the Registration Statement declared effective by the SEC no later than 120 days after the Closing Date (the "Target Date"). If the Registration Statement is not declared effective by the Target Date, then on the Target Date and on each monthly anniversary of the Target Date thereafter until the earlier of the effective date of the Registration Statement or the 19th monthly anniversary of the Target Date, the Company is required to issue to each holder of Units and to EBC (or its designee) as holder of the Placement Agent's Option, warrants (the "Extra Warrants") to purchase a number of shares of Common Stock equal to 5% of the number of Warrants purchased by the holder in the Private Placement (and, as to EBC or its designee, 5% of the number of Warrants underlying the Placement Agent's Option). The Extra Warrants are to have the same terms as the Warrants.

      The holders of the Common Stock or Warrants included in the Units will also be entitled to have the securities that they are entitled to have registered included in any registration statement the Company files with the SEC for an offering of securities (subject to the right of the underwriters of that offering to require the holders to delay the sale of their securities for a period of up to 90 days after that registration statement is declared effective), for any period of time during which the Registration Statement is not effective.

      For the period from August 25, 2000 through the 12-month anniversary of the effective date of the Registration Statement, the Company has agreed not to
(i) allow any new registration statement to be declared effective (other than the Registration Statement and those on Form S-8 or Form S-4 or any post-effective amendments) or (ii) issue any securities under Regulation D or Regulation S under the Securities Act with respect to which a registration statement is required to be filed within 12 months, without the prior consent of EBC; provided, however, that this restriction does not apply to registration statements or private offerings in connection with a strategic partnership, joint venture or similar arrangement. The Company's officers and directors also have executed "lock-up agreements" with EBC restricting the sale of the Company's common stock for a period of 12 months from the effective date of the Registration Statement, without the consent of EBC.

      The Company plans to use the proceeds of the Private Placement for research and development, product sales and marketing, and customer support operations, to repay a portion of certain debt outstanding to an inventory supplier and its legal counsel, and for working capital. The Company is also subject to certain restrictions on its ability to use the net proceeds of the Private Placement for debt repayment.

      This Current Report on Form 8-K and the press release filed as an exhibit hereto include forward-looking statements that may involve a number of risks and uncertainties, including, without limitation, the lack of success of the Private Placement. Accordingly, the reader is cautioned not to place undue reliance on such forward-looking statements.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.       Description of Exhibit

4.0 Form of Agency Agreement, dated as of August _, by and between the Company and EBC.

4.1 Form of Subscription Agreement/Investor Information Statement, dated as of August __, 2000, by and among the Company and certain investors.

4.2 Form of First Amendment to Warrant Agreement, dated as of August __, 2000, by and among the Company, EBC and the Continental Stock Transfer & Trust Company ("Continental").

4.3 Form of Escrow Agreement, dated as of August __, 2000, by and among the Company, EBC and Continental.

4.4 Specimen certificate evidencing Redeemable Stock Purchase Warrant for issuance by the Company to the Subscribers.

4.5               Form of Placement Agent's Option.

99.1              Press release issued by the Company on August 22, 2000.


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    VIDEO NETWORK COMMUNICATIONS, INC.



Date:  August 25, 2000                    By:  /s/ Robert H. Emery
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                                              Robert H. Emery
                                              Chief Financial Officer, Vice
                                              President of Administration and
                                              Secretary